NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2018
Noncontrolling Interest [Abstract]
NON-CONTROLLING INTERESTS
27. NON-CONTROLLING INTERESTS

In 2016, the Group established Suzhou Jiaxue under Ambow Zhixin, with a non-controlling economic interest of 40% amounting to RMB 400 from one individual shareholder and one corporate shareholder. Also the Group established Huanyu Liren under Kunshan Ambow, with a non-controlling economic interest of 40% amounting to RMB 396 from one individual shareholder.

In 2017, the 40% economic interests of Huanyu Liren and Suzhou Jiaxue, which was deficit of RMB 758 in total, were derecognized because respective minority shareholders sold their non-controlling interests to the Group. The total consideration for buy-out such non-controlling interests was RMB 798 and the difference between the consideration and the carrying amount of non-controlling interest derecognized was recorded as an adjustment to additional paid-in capital. The Group held 100% economic interests in Huanyu Liren and Suzhou Jiaxue thereafter.

In 2018, the 10% economic interests of Shenyang K-12 owned by Shenyang Hanwen Classic Books Publishing Co., Ltd., which was RMB 1,885, was derecognized because the Group acquired such non-controlling interests in court auction. The total consideration for buy-out such non-controlling interests was RMB 4,504 and the difference between the consideration and the carrying amount of non-controlling interest derecognized was recorded as an adjustment to additional paid-in capital. The Group held 100% economic interests in Shenyang K-12 thereafter. In addition, the Group established Beijing Ambow-Cowain Education and Technology Co., Ltd., with a non-controlling economic interest of 49% collectively amounting to RMB 1,470 from one corporate shareholder and one individual shareholder.